UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 7, 2006

PLACER SIERRA BANCSHARES

(Exact name of registrant as specified in its charter)

California	0-50652	94-3411134
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

525 J Street, Sacramento, California	95814
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (916) 554-4750

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Form 8-K/A amends the Current Report on Form 8-K of Placer Sierra Bancshares (the “Company”), filed with the SEC on June 13, 2006 regarding the acquisition of Southwest Community Bancorp, parent company of Southwest Community Bank. This Form 8-K/A files the financial statements required by Item 9.01(a) and (b), which the Company stated would be filed by amendment to its original Form 8-K.

Item 9.01 Financial Statements and Exhibits

(a) Financial Statements of Business Acquired.

Financial Statements for Southwest Community Bancorp for the three months ended March 31, 2006 are incorporated by reference to the financial statements contained in the Form 10-Q filed by Southwest Community Bancorp on May 8, 2006 and the financial statements for the year ended December 31, 2005 are incorporated herein by reference to the financial statements contained in Southwest Community Bancorp’s Form 10-K, as amended, originally filed by Southwest Community Bancorp on March 16, 2006 (File No. 000-50545). The consent of Vavrinek, Trine and Day & Co., LLP, the accountants for Southwest Community Bancorp, to the incorporation of their report accompanying such financial statements is attached hereto as Exhibit 23.1.

(b) Pro Forma Financial Information.

As of the close of business on June 9, 2006, the Company, or PLSB, and Southwest Community Bancorp, or SWCB, the parent company for Southwest Community Bank, completed a merger under which PLSB acquired SWCB in a stock transaction. The following Unaudited Pro Forma Condensed Combined Balance Sheet as of March 31, 2006 combines the historically consolidated balance sheet of PLSB and SWCB as if the merger between these entities had been effective on that date, after giving effect to certain adjustments. These adjustments are based on estimates. The Unaudited Pro Forma Condensed Combined Statement of Income for the year ended December 31, 2005 and the three months ended March 31, 2006 presents the Combined Statements of Income of PLSB and SWCB as if the merger had been effective as of January 1, 2005 and January 1, 2006, respectively.

The Unaudited Pro Forma Condensed Combined Financial Information has been prepared from and should be read in conjunction with, the historical consolidated financial statements and notes thereto of the Company and SWCB. The pro forma combined figures shown in the Unaudited Pro Forma Condensed Combined financial information are simply arithmetical combinations of the Company’s and SWCB’s financial results; you should not assume that the Company or SWCB would have achieved the pro forma combined results if they had actually been combined during the periods presented.

UNAUDITED PRO FORMA COMBINED CONDENSED BALANCE SHEET

AS OF MARCH 31, 2006

(DOLLARS IN THOUSANDS)

	Placer Sierra Bancshares	Southwest Community Bancorp	(D) Exercise of Stock Options and Warrants	(E) Fair Value Adjustments	(F) Issuance of Common Stock Net of Acquired Entity	Pro Forma Combined
ASSETS
Cash and equivalents	$79,523	$224,209	$9,492	$—	$(60)	$313,164
Investments and interest bearing deposits	226,213	95,691	—	—	—	321,904
Loans and leases held for investment, net	1,399,628	306,293	—	(4,511)	—	1,701,410
Goodwill	103,260	—	—	438	121,174	224,872
Core deposit intangible	11,119	—	—	13,256	—	24,375
Other assets	102,223	22,326	—	(1,514)	—	123,035

Total assets	$1,921,966	$648,519	$9,492	$7,669	$121,114	$2,708,760

LIABILITIES & EQUITY
Deposits	$1,626,794	$583,101	$—	$—	$—	$2,209,895
Short-term borrowings	15,168	—	—	—	—	15,168
Junior subordinated deferrable interest debentures	53,611	8,248	—	1,751	—	63,610
Other liabilities	13,432	3,208	—	5,918	—	22,558

Total liabilities	1,709,005	594,557		7,669	—	2,311,231
Shareholders' equity	212,961	53,962	9,492	—	121,114	397,529

Total liabilities and shareholders' equity	$1,921,966	$648,519	$9,492	$7,669	$121,114	$2,708,760

(D) (E) and (F) See “Balance Sheet Pro Forma Adjustments”

UNAUDITED PRO FORMA COMBINED CONDENSED STATEMENT OF INCOME

FOR THE YEAR ENDED DECEMBER 31, 2005

(DOLLARS IN THOUSANDS EXCEPT PER SHARE DATA)

	Placer Sierra Bancshares	Southwest Community Bancorp	Pro Forma Adjustments		Pro Forma Combined
Interest income:
Loans	$89,331	$23,903	$998	(G)	$114,232
Investment securities	10,745	3,465	—		14,210
Other	955	2,708	—		3,663

Total interest income	101,031	30,076	998		132,105

Interest expense:
Deposits	13,946	2,629	—		16,575
Short-term borrowings	111	—	—		111
Subordinated debentures	3,457	542	(88	) (H)	3,911

Total interest expense	17,514	3,171	(88)		20,597

Net interest income before provision for loan and lease losses	83,517	26,905	1,086		111,508

Provision for loan and lease losses	—	900			900

Net interest income after provision for loan and lease losses	83,517	26,005	1,086		110,608

Non-interest income:
Services charges and fees on deposit accounts	7,763	2,313	—		10,076
Other	8,626	3,702	—		12,328

Total non-interest income	16,389	6,015	—		22,404

Non-interest expense:
Salaries and employee benefits	29,768	10,058	(156	) (I)	39,670
Occupancy and equipment	8,066	1,406	(29	) (J)	9,443
Amortization of intangible assets	2,583	—	1,011	(K)	3,594
Other	18,621	6,845	—		25,466

Total non-interest expense	59,038	18,309	826		78,173

Income before income taxes	40,868	13,711	260		54,839
Provision for income taxes	16,066	5,346	109	(L)	21,521

Income from continuing operations	24,802	8,365	151		33,318
Income from discontinued operations, net	—	1,646	—		1,646

Net income	$24,802	$10,011	$151		$34,964

Earnings per share:
Income from continuing operations - basic	$1.66	$2.22			$1.49
Income from continuing operations - diluted	$1.63	$1.90			$1.47
Income from discontinued operations - basic	$—	$0.44			$0.07
Income from discontinued operations - diluted	$—	$0.37			$0.07
Net income - basic	$1.66	$2.66			$1.56
Net income - diluted	$1.63	$2.27			$1.54
Weighted average shares:
Basic	14,943,874	3,757,955			22,424,876
Diluted	15,257,539	4,399,392			22,738,541

(G) (H) (I) (J) (K) and (L) See “Statement of Income Pro Forma Adjustments”

UNAUDITED PRO FORMA COMBINED CONDENSED STATEMENTS OF INCOME

FOR THE THREE MONTHS ENDED MARCH 31, 2006

(DOLLARS IN THOUSANDS EXCEPT PER SHARE DATA)

	Placer Sierra Bancshares	Southwest Community Bancorp	Pro Forma Adjustments		Pro Forma Combined
Interest income:
Loans	$24,622	$6,867	$295	(G)	$31,784
Investment securities	2,710	1,004			3,714
Other	301	926			1,227

Total interest income	27,633	8,797	295		36,725

Interest expense:
Deposits	5,662	1,069			6,731
Short-term borrowings	102	—			102
Subordinated debentures	1,036	159	(22	) (H)	1,173

Total interest expense	6,800	1,228	(22)		8,006

Net interest income before provision for loan and lease losses	20,833	7,569	317		28,719

Provision for loan and lease losses	—	—			—

Net interest income after provision for loan and lease losses	20,833	7,569	317		28,719

Non-interest income:
Services charges and fees on deposit accounts	1,830	620			2,450
Other	1,860	787			2,647

Total non-interest income	3,690	1,407	—		5,097

Non-interest expense:
Salaries and employee benefits	8,301	2,575	(39	) (I)	10,837
Occupancy and equipment	2,063	848	(7	) (J)	2,904
Amortization of intangible assets	470	—	253	(K)	808
Other	4,612	1,384			5,911

Total non-interest expense	15,446	4,807	207		20,460

Income before income taxes	9,077	4,169	110		13,356
Provision for income taxes	3,550	1,644	46	(L)	5,240

Income from continuing operations	5,527	2,525	64		8,116
Income from discontinued operations, net	—	—	—		—

Net income	$5,527	$2,525	$64		$8,116

Earnings per share:
Income from continuing operations - basic	$0.37	$0.66			$0.36
Income from continuing operations - diluted	$0.36	$0.57			$0.36
Income from discontinued operations - basic	$—	$—			$—
Income from discontinued operations - diluted	$—	$—			$—
Net income - basic	$0.37	$0.66			$0.36
Net income - diluted	$0.36	$0.57			$0.36
Weighted average shares:
Basic	15,047,255	3,822,087			22,415,297
Diluted	15,292,683	4,405,155			22,660,725

(G) (H) (I) (J) (K) and (L) See “Statement of Income Pro Forma Adjustments”

Pro Forma Adjustments

The unaudited pro forma combined condensed financial information reflects the issuance of Placer Sierra Bancshares common stock. The exchange ratio for determining the shares of common stock to be issued to Southwest common shareholders was 1.58, the actual exchange ratio in the transaction. As a result, Placer Sierra Bancshares increased its historical basic and diluted share averages using the exchange ratio of 1.58 applied to Southwest’s historical basic and diluted share averages for the year ended December 31, 2005 and the three months ended March 31, 2006. A reconciliation of Placer Sierra Bancshares’ historical diluted share averages to the pro forma averages follows:

	Placer Sierra Bancshares
	Pro Forma Average Shares
	Year Ended December 31, 2005				Quarter Ended March 31, 2006
	Basic		Diluted		Basic		Diluted
Placer Sierra historical diluted average shares	14,943,874		15,257,539		15,047,255		15,292,683
Southwest common shares	5,937,569	(A)	5,937,569	(A)	6,038,897	(A)	6,038,897	(A)
Southwest options	1,364,869	(B)	1,364,869	(B)	1,168,001	(B)	1,168,001	(B)
Southwest warrants	178,564	(C)	178,564	(C)	161,144	(C)	161,144	(C)

Pro forma average shares	22,424,876		22,738,541		22,415,297		22,660,725

(A)	Represents Southwest’s historical average for 2005 of 3,757,955 and 2006 of 3,822,087 multiplied by an exchange ratio of 1.58.
(B)	Represents Southwest’s 863,841 and 739,241 historical stock options outstanding as of December 31, 2005 and March 31, 2006, respectively, multiplied by an exchange ratio of 1.58.
(C)	Represents the treasury stock method applied to Southwest’s historical 113,015 and 101,990 shares to be issued upon exercise of warrants outstanding as of December 31, 2005 and March 31, 2006, respectively multiplied by an exchange ratio of 1.58.

Balance Sheet Pro Forma Adjustments

(D)	Exercise of stock options and warrants: Because all Southwest stock options which are not exercised prior to consummation of the merger will be terminated for no consideration, they are assumed to be exercised immediately prior to the merger for cash. The cash payment that would be received by Southwest is approximately $9,447,000 representing 739,241 options to purchase common stock with a weighted average strike price of $12.78. Warrants were assumed exercised for approximately $45,000 in cash, representing 4,935 shares of common stock issued at a weighted average strike price of $9.08.

(E)	Fair value adjustments: The acquisition was accounted for using the purchase method of accounting. Under this method, the fair values of the assets acquired and the liabilities assumed are determined at the acquisition consummation date. The historical amounts of the assets and liabilities are then adjusted to such fair values and these fair values are added to Placer Sierra’s balance sheet. The pro forma fair value adjustments are preliminary, based on estimates, and are subject to change as more information becomes available and after final analysis of the fair value of both tangible and intangible assets acquired and liabilities assumed is completed. Accordingly, the final fair value adjustments may be materially different from those presented in this document. A summary of these estimated fair value adjustments follows.

Loans held for investment: The estimated fair value adjustment of $4,511,000 reflects a reduction in loans and leases held for investment. The reduction in loans and leases held for investment will be amortized to interest income over the estimated life of the loans acquired.

Establishment of core deposit intangible: The estimated fair value adjustment is $13,256,000. This amount represents the estimated future economic benefits from certain of the customer balances acquired. This intangible asset will be amortized to expense over the estimated life of the deposits acquired. This intangible asset will also be reviewed for impairment periodically.

Other assets: This estimated fair value adjustment reflects a $143,000 reduction in furniture, fixtures and equipment, and a $1,371,000 reduction in various other assets to the estimated fair value.

Junior subordinated deferrable interest debentures: This estimated fair value adjustment reflects an increase in the carrying value of the junior subordinated deferrable interest debentures and will be amortized as an off-set to interest expense over the term of the debentures.

Other liabilities: This estimated pro forma adjustment represents accruals to be made at the time the acquisition is consummated to reflect the direct costs of the acquisition and includes investment banker and professional fees, severance, change in control and other compensation payments, contract termination costs, system conversion costs, and miscellaneous items.

(F)	Issuance of common stock and assumption of warrants: Based on the terms of the acquisition agreement, the Southwest Community Bancorp shareholders received 7,228,910 shares of Placer Sierra Bancshares common stock after applying the 1.58 exchange ratio valued at approximately $172,410,000. Placer Sierra Bancshares paid $60,000 in cash for partial shares after applying the 1.58 exchange ratio to the Southwest Community Bancorp common stock. Placer Sierra Bancshares also assumed the outstanding Southwest Community Bancorp warrants valued at approximately $2,766,000. The amount added to shareholders’ equity is then reduced by Southwest Community Bancorp’s historical shareholders’ equity.

Statements of Income Pro Forma Adjustments

(G)	Represents amortization of the loan discount resulting from fair value adjustments to loans acquired amortized over the estimated life of the loans.

(H)	Represents amortization of the fair value adjustment to trust preferred securities acquired amortized over the term of the debt.

(I)	Represents revised expense under supplemental compensation agreements with certain Southwest executives due to the change in the liability per the change in control provisions of the agreements.

(J)	Represents depreciation adjustment resulting from fair value adjustments writing down furniture, fixtures and equipment. Relates to various assets being amortized over an average life of five years.

(K)	Represents amortization of the core deposit intangible asset over its estimated life of seven years.

(L)	Represents income taxes on the pro forma adjustments at a combined Federal and California effective tax rate of approximately 42%.

(d) Exhibits.

Exhibit Number	Exhibit Title or Description
23.1	Consent of Vavrinek, Trine, Day & Co., LLP , to incorporation of report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Placer Sierra Bancshares
(Registrant)

Date August 3, 2006

/s/ David E. Hooston
David E. Hooston Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Exhibit Title or Description
23.1	Consent of Vavrinek, Trine, Day & Co., LLP , to incorporation of report.